                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): JULY 31, 2000
                                                           -------------
                             DELHAIZE AMERICA, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-6080
                                               ------
       NORTH CAROLINA                                   56-0660192
       --------------                                   ----------
(State or other Jurisdiction of incorporation)       (I.R.S. Employer
                                                     Identification No.)


2110 Executive Drive, P.O. Box 1330
Salisbury, North Carolina                                28145-1330
-------------------------                                ----------
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (704) 633-8250

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS

        On July 31, 2000, Delhaize America, Inc., a North Carolina corporation (the "Company"), and Hannaford Bros. Co., a Maine corporation ("Hannaford"), consummated a merger (the "Merger") whereby FL Acquisition Sub, Inc., a Maine corporation and a wholly owned subsidiary of the Company ("Merger Subsidiary"), was merged with and into Hannaford pursuant to an Agreement and Plan of Merger, dated August 17, 1999, as amended (the "Merger Agreement") among the Company, Hannaford and Merger Subsidiary. As a result of the Merger, Hannaford became a wholly owned subsidiary of the Company. The acquisition of Hannaford, valued at approximately $3.6 billion including the assumption of debt, was accounted for as a purchase transaction.

        Pursuant to the Merger Agreement, each outstanding share of Hannaford common stock, par value $.75 per share ("Hannaford Common Stock"), was converted into the right to receive, at the election of the holder of such share of Hannaford Common Stock subject to proration ensuring that 86% of the shares of Hannaford Common Stock outstanding and not owned by the Company at the time of the Merger would be converted into the right to receive cash and the remaining shares would be converted into the right to receive shares of Delhaize America Class A common stock, par value $.50 per share ("Delhaize America Class A Common Stock"), either (i) approximately 2.9259 shares of Delhaize America Class A Common Stock, or (ii) approximately $69.63 in cash and .3471 shares of Delhaize America Class A Common Stock; PROVIDED, HOWEVER, that no fraction of a whole share of Delhaize America Class A Common Stock will be issued; instead, the Company shall pay an amount of cash, rounded down to the nearest whole cent, to each holder of Hannaford Common Stock who would otherwise be entitled to a fractional share of Delhaize America Class A Common Stock. As a result, approximately 33,483,939 shares of Hannaford Common Stock outstanding and not owned by the Company immediately prior to the Merger were converted into approximately (i) 13,715,998 registered shares of Delhaize America Class A Common Stock, and (ii) $2,274,895,929 in cash. In addition, options to acquire approximately 840,112 shares of Hannaford Common Stock outstanding under Hannaford's stock option plans were assumed by the Company and converted into options to purchase approximately 4,188,000 shares of Delhaize America Class A Common Stock.

        Immediately prior to closing the Merger, pursuant to a Stock Exchange Agreement, dated August 17, 1999, among Empire Company Limited and E.C.L. Investments Limited (collectively, the "Selling Stockholders") and the Company, the Company acquired the 10,418,565 shares of Hannaford Common Stock owned by the Selling Stockholders in exchange for an aggregate of $501,349,134 in cash and 11,915,463 shares of Delhaize America Class A Common Stock.

        Hannaford is a multi-regional food retailer with supermarkets located throughout Maine, New Hampshire and Vermont, and in parts of New York, Massachusetts, Virginia, North Carolina and South Carolina. Its stores are operated primarily under the names "Shop'n Save" and "Hannaford." Hannaford also operates pharmacies within its supermarkets and combination stores.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                The required financial information of Hannaford is hereby incorporated by reference to Hannaford's Annual Report on Form 10-K for the period ended January 1, 2000, filed with the SEC on March 10, 2000, and Hannaford's Quarterly Report on Form 10-Q for the quarterly period ended April 1, 2000, filed with the SEC on May 5, 2000.

        (b)     PRO FORMA FINANCIAL INFORMATION

                The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

        (c)     EXHIBITS

                2       Agreement and Plan of Merger, dated as of August 17,
                        1999, among Delhaize America, Hannaford and FL
                        Acquisition Sub, Inc., as amended, which is incorporated herein by reference to exhibit 2.1 to Delhaize America's
                        Registration Statement on Form S-4 filed with the SEC on November 17, 1999, as amended by Amendment No. 1 to
                        Delhaize America's Registration Statement on Form S-4 filed with the SEC on January 3, 2000.

                23      Consent of Independent Accountants,
                        PricewaterhouseCoopers LLP (for Hannaford).

                99.1    Press Release, dated July 31, 2000.

                99.2    Stock Exchange Agreement, dated August 17, 1999, among
                        Delhaize America, Empire Company Limited and E.C.L.
                        Investments Limited, which is incorporated by reference to Exhibit 99.2 to Delhaize America's Registration
                        Statement on Form S-4 filed with the SEC on November 17,
                        1999, as amended by amendment No. 1 to Delhaize
                        America's Registration Statement on Form S-4 filed with the SEC on January 3, 2000.



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

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELHAIZE AMERICA, INC.



Dated:  August 15, 2000                By: /s/ Michael R. Waller
                                           -------------------------------------
                                           Michael R. Waller
                                           Executive Vice President and
                                           General Counsel


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

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

   2            Agreement and Plan of Merger, dated as of August 17, 1999, among
                Delhaize America, Hannaford and FL Acquisition Sub, Inc., as amended, which is incorporated herein by reference to exhibit
                2.1 to Delhaize America's Registration Statement on Form S-4 filed with the SEC on November 17, 1999, as amended by Amendment
                No. 1 to Delhaize America's Registration Statement on Form S-4 filed with the SEC on January 3, 2000.

   23           Consent of Independent Accountants, PricewaterhouseCoopers LLP
                (for Hannaford).

   99.1         Press Release, dated July 31, 2000.

   99.2         Stock Exchange Agreement, dated August 17, 1999, among Delhaize
                America, Empire Company Limited and E.C.L. Investments Limited, which is incorporated by reference to Exhibit 99.2 to Delhaize
                America's Registration Statement on Form S-4 filed with the SEC on November 17, 1999, as amended by amendment No. 1 to Delhaize
                America's Registration Statement on Form S-4 filed with the SEC on January 3, 2000.



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